Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT AMENDMENT

This Registration Rights Agreement Amendment (this “Agreement”) is made and entered into as of this      day of March, 2007, by and between the parties listed on Schedule A attached hereto (each a “Holder,” and, collectively, the “Holders”), and Magma Design Automation, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, on March 5, 2007 the Company and certain of the Holders (the “First Closing Holders”) who previously held $47,439,000 in principal amount of the Company’s Zero Coupon Convertible Subordinated Notes due May 15, 2008 (the “First Closing Notes”) completed the exchange of such First Closing Notes for an equal principal amount of the Company’s 2.00% Convertible Senior Notes due May 15, 2010 (the “First Closing Exchange Notes”), subject to and on the terms and conditions set forth in a series of Exchange Agreements dated February 27, 2007 (the “First Closing”);

WHEREAS,                                      (the “Second Closing Holder”) has entered into an Exchange Agreement dated March     , 2007 (the “Second Closing Exchange Agreement”) providing for the exchange of $2,500,000 in principal amount of the Company’s Zero Coupon Convertible Subordinated Notes due May 15, for an equal principal amount of the Company’s 2.00% Convertible Senior Notes due May 15, 2010 (the “Second Closing Exchange Notes”), subject to and on the terms and conditions set forth in the Second Closing Exchange Agreement;

WHEREAS, the Second Closing Exchange Notes will be issued pursuant to a supplement (the “Supplemental Indenture”) to the Indenture which was previously entered into at the First Closing by the Company and the trustee named therein (the “Indenture”);

WHEREAS, as a condition to the issuance of the Second Closing Exchange Notes the Registration Rights Agreement which was entered into by the Company and the First Closing Holders on March 5, 2007 (the “Registration Rights Agreement”) must be amended to provide the Second Closing Holder certain registration rights pursuant thereto;

WHEREAS, the undersigned Holders who are First Closing Holders desire to amend the Registration Rights Agreement to permit the Second Closing Holder to become an Initial Purchaser and a Holder under the Registration Rights Agreement with full rights thereunder and to provide that the Second Closing Exchange Notes shall be Notes for all purposes of the Registration Rights Agreement;

WHEREAS, the undersigned Holders who are First Closing Holders desire to amend the Registration Rights Agreement to permit the Second Closing Holder to include the Second Closing Exchange Notes and the underlying shares of Common Stock in a Shelf Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Shelf Registration Statement”).

WHEREAS, Section 8(c) of the Registration Rights Agreement provides that the provisions of such Registration Rights Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority (the “Requisite Majority to Amend”) in principal amount of the Registrable Securities affected by such amendment, modification, supplement, waiver or consents (provided that Holders of Common Stock issued upon conversion of First Closing Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of First Closing Notes from which such Common Stock was converted); and

WHEREAS, the undersigned Holders represent the Requisite Majority to Amend.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The first and second sentences of the introductory paragraph of the Registration Rights Agreement which currently reads as follows:

“Magma Design Automation, Inc., a Delaware corporation (the “Company”), proposes to issue to the initial purchasers set forth on Schedule A attached hereto (the “Initial Purchasers”), upon the terms set forth in those certain exchange agreements, each dated February 27, 2007 (each, an “Exchange Agreement” and, collectively, the “Exchange Agreements”), $47,439,000 aggregate principal amount of its 2.00% Convertible Senior Notes due 2010 (the “Notes”). The Notes will be issued pursuant to an Indenture, dated as of March 5, 2007 (the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”).”

is hereby amended and restated in its entirety to read as follows:

“Magma Design Automation, Inc., a Delaware corporation (the “Company”), either has issued or proposes to issue to the initial purchasers set forth on Schedule A attached hereto (the “Initial Purchasers”), upon the terms set forth in those certain exchange agreements, dated as of February 27, 2007 and March     , 2007 (each, an “Exchange Agreement” and, collectively, the “Exchange Agreements”), $49,939,000 aggregate principal amount of its 2.00% Convertible Senior Notes due 2010 (the “Notes”). The Notes either have been or will be issued pursuant to an Indenture, dated as of March 5, 2007 (the “Original Indenture”), and a Supplemental Indenture, dated as of March     , 2007 (the “Supplemental Indenture,” and, together with the Original Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”).”

2. The Second Closing Holder shall be a Holder and an Initial Purchaser for all purposes of the Registration Rights Agreement.

3. The Second Closing Exchange Notes shall be Notes for all purposes of the Registration Rights Agreement (including, without limitation, the definition of Registrable Securities contained in Section 1(f) of the Registration Rights Agreement).

4. The Initial Closing Holders hereby agree that the execution of this Agreement and consummation of the transactions contemplated hereby (including, without limitation, the grant of registration rights hereunder to the Second Closing Holder) shall not constitute a breach of the Registration Rights Agreement (including, without limitation, the provisions of Section 8(b) thereof).

5. Schedule A to the Registration Rights Agreement is hereby replaced with Schedule A to this Agreement.

6. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Registrable Securities affected by such amendment, modification, supplement, waiver or consents (provided that Holders of Common Stock issued upon conversion of Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Notes from which such Common Stock was converted).

7. This Agreement, the Registration Rights Agreement as amended hereby, and the other documents and agreements executed in connection with the transactions contemplated hereby embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

8. This Agreement shall be binding upon the Company, the Holders and their respective successors and assigns.

9. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

10. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

11. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

12. Except to the extent set forth in this Agreement, the Registration Rights Agreement shall continue in full force and effect unmodified.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE COMPANY:

MAGMA DESIGN AUTOMATION, INC.

By:
Name:
Title:

Signature Page to Registration Rights Agreement Amendment

THE HOLDERS:

By:
Name:
Title:

Signature Page to Registration Rights Agreement Amendment